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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): January 5, 2006

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                                    Dell Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                  0-17017                74-2487834
 (State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)           File Number)          Identification No.)


                      One Dell Way, Round Rock, Texas   78682
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (512) 338-4400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.

     On January 5, 2006, Dell Inc. approved accelerated vesting of certain unvested stock options previously awarded under its stock-based compensation plans. The press release announcing the acceleration is attached as Exhibit 99.1 to this report and incorporated by reference into Item 1.01.


Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

99.1       Press Release issued by Dell Inc., dated January 6, 2006




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DELL INC.


Date: January 6, 2006                      By:   /s/ Lawrence P. Tu
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                                                 Lawrence P. Tu
                                                 Senior Vice President, General
                                                 Counsel and Secretary




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                                  EXHIBIT INDEX

   Exhibit
     No.                     Description of Exhibit
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    99.1       Press Release issued by Dell Inc., dated January 6, 2006